SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant:   (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:
_____   Preliminary Proxy Statement       ___ Confidential, for Use
                                               of the Commission Only
                                              (as permitted by Rule
                                              14a-6(e)(2))
______  Definitive Proxy Statement
__x___  Definitive Additional Materials
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______  Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                   NIAGARA MOHAWK HOLDINGS, INC.
            (Name of Registrant As Specified In Its Charter)

      (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

_X__ No fee required.
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____ Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.

(1)  Title of each class of securities to which transaction
     applies: Common Stock
(2)  Aggregate number of securities to which transaction applies:
     177,364,863
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

____ Fee paid previously with preliminary materials.

____Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  1) Amount Previously Paid:_________________________________
  2) Form, Schedule or Registration Statement No.:
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  3) Filing Party:___________________________________________
  4) Date Filed:_____________________________________________